Phoenix Series Fund
                      Phoenix Aggressive Growth Fund Series
      Supplement dated June 26, 1998 to Prospectus dated February 27, 1998 as supplemented February 27, 1998, April 8, 1998 and May 1, 1998


     On June 25, 1998, the Board of Trustees of Phoenix Series Fund approved a change of the portfolio management of the Aggressive Growth Fund, appointing Roger Engemann & Associates, Inc. subadvisor for the Aggressive Growth Fund through October 31, 1998 and recommending to shareholders that Roger Engemann & Associates, Inc. be retained as subadvisor on a long-term basis. This recommendation will be submitted to shareholders of the Aggressive Growth Fund in a proxy statement in the coming months.

Management of the Funds

The following paragraph should be inserted as the last paragraph under the heading "The Adviser" located on page 24 of the Prospectus.

      Roger Engemann & Associates, Inc. ("REA") serves as subadvisor to the Aggressive Growth Fund and as such is responsible for making investment decisions and selecting broker-dealers to execute transactions for the Aggressive Growth Fund. For its services, REA is paid a fee by the Adviser equal to 0.20% of the average daily net assets of the Aggressive Growth Fund up to $262 million, 0.35% of such value between $262 million and $1 billion, 0.325% of such value between $1 billion and $2 billion, and 0.30% of such value in excess of $2 billion. REA has been an investment adviser since 1969 and provides investment counseling services to retirement plans, colleges, corporations, trusts and individuals. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. REA's principal office is located at 600 North Rosemead Boulevard, Pasadena, California 91107.


     Investors should retain this supplement with the prospectus for future reference.



PDP 393AG (6/98)